STATEMENT OF ADDITIONAL INFORMATION

December 29, 2011
(as restated June 7, 2012)

Monteagle Fixed Income Fund Class A Shares: MTXAX Class C Shares: MFICX Class I Shares: MFHRX	Monteagle Quality Growth Fund Class A Shares: MFGAX Class C Shares: MFGCX Class I Shares: MFGIX
Monteagle Informed Investor Growth Fund Class A Shares: MGGAX Class C Shares: MIICX Class I Shares: MIIFX	Monteagle Select Value Fund Class A Shares: MVFAX Class C Shares: MVECX Class I Shares: MVEIX
Monteagle Value Fund Class A Shares: MVRAX Class C Shares: MVRCX Class I Shares: MVRGX

FUND INFORMATION MONTEAGLE FUNDS Matrix Capital Group, Inc. 630 Fitzwatertown Road Building A, Second Floor Willow Grove, PA 19090 (888) 263-5593	INVESTMENT ADVISER Nashville Capital Corporation 2506 Winford Ave. Nashville, TN 37211 (800) 459-9084

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES
MONTEAGLE FUNDS
Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090
(888) 263-5593

This Statement of Additional Information or SAI supplements the Prospectuses as of December 29, 2011, as may be amended from time to time, offering shares of Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund and Monteagle Value Fund (collectively the "Funds" or singularly the "Fund"). This SAI is not a prospectus and should only be read in conjunction with a prospectus. The Prospectuses may be obtained, without charge, by contacting Shareholder Services at the address or telephone number listed above.

Financial Statements of the Funds for the year ended August 31, 2011, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Additional copies of the Annual Report may be obtained, without charge, by contacting Shareholder Services at the address or telephone number listed above.

GLOSSARY

"Administrator" or "Transfer Agent" means the administrator, transfer agent, dividend disbursing agent and fund accountant of each Fund.

"Adviser" means Nashville Capital Corporation, as appropriate, "Adviser".

"Board" means the Board of Trustees of the Trust.

"CFTC" means the U.S. Commodities Futures Trading Commission.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means the custodian of each Fund's assets.

"Distributor" means the principal underwriter of each Fund.

"ETF" means Exchange Traded Fund.

"Fitch" means Fitch Ratings.

"Fund" means each of the separate series of the Trust to which this SAI relates as identified on the cover page.

"Funds" means each series of the Trust, collectively, as identified on the cover page of the SAI.

"Moody's" means Moody's Investors Service, Inc.

"NAV" means net asset value.

"NRSRO" means a nationally recognized statistical rating organization.

"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's.

"Stock Index Futures" means futures contracts that relate to broadly based stock indices.

"Sub-adviser" means Parkway Advisors, LP, Garcia Hamilton & Associates, L.P., Howe & Rusling, Inc., Robinson Investment Group, Inc., or T.H. Fitzgerald & Co., as appropriate.

"Trust" means Monteagle Funds.

"Trustees" means the Board of Trustees of the Trust.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"U.S. Treasury Securities" means obligations issued or guaranteed by the U.S. Treasury.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS

The following discussion supplements the disclosure in the Prospectuses about each Fund's investment techniques, strategies and risks.

SECURITY RATINGS INFORMATION

The Funds' investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Funds hold. To limit credit risk, each Fund generally may only invest its assets in debt securities that are considered investment grade. Investment grade means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO, or unrated and determined by the Adviser or Sub-adviser to be of comparable quality.

The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. Each Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser or Sub-adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser or Sub-adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fixed Income Fund invests only in investment grade intermediate term fixed income securities and maintains an average maturity of bonds and notes (on a dollar weighted basis) of between 3 and 8 years; specifically, rated at least Aa or higher by Moody's or AA or higher by S&P for municipal bonds and A or higher by Moody's or A or higher by S&P for corporate bonds. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S government, mortgaged-backed (and similar securities), taxable municipal bonds and corporate debt securities, but no more than 70% in any one category.

Moody's, S&P, Fitch and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by the NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser or Sub-adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser or Sub-adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

TEMPORARY DEFENSIVE POSITION

A Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories by a NRSRO or, if not rated, determined by the Adviser or Sub-adviser to be of comparable quality. The Funds may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit of banks doing business in the United States that have, at the time of investment, total assets in excess of $1 billion and that are insured by the Federal Deposit Insurance Corporation, corporate notes and short-term bonds and money market mutual funds. The Funds may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which a Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

The Monteagle Informed Investor Growth Fund may hold all or a portion of its assets in broad market index ETFs, money market instruments, securities of no-load mutual funds or repurchase agreements. The Sub-adviser has used ETF’s; however, the Sub-adviser views ETF’s as risky investments because they are more volatile – particularly those that are leveraged or inversely related to the market. To address this risk, the Sub-adviser has strict sell procedures in place. If the Monteagle Informed Investor Growth Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.  To the extent the Monteagle Informed Investor Growth Fund invests in ETFs that are leveraged, you are exposed to the risk that any adverse daily performance of a Fund’s target index will be leveraged. This means that, if the ETF’s target index experiences adverse daily performance, the Fund’s investment in the ETF will be reduced by a greater amount for every adverse performance.  Further, purchasing shares during a day may result in greater exposure to the performance of the target index if the target index moves in a direction averse to the ETF between the close of the markets on one trading day and before the close of the markets on the next trading day.  A short ETF is designed to profit from a transaction in which the ETF borrows securities from a broker and sells the borrowed securities.  To the extent the Monteagle Informed Investor Growth Fund invests in ETFs that are short (profit from the decline in the price of particular index) the market, you are exposed to the ETF’s risk that if the market price of the underlying security goes down between the time it sells the security and buys it back, the ETF will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the ETF will realize a loss on the transaction – which may adversely affect its performance.

HEDGING AND OPTION INCOME STRATEGIES

A Fund may seek to hedge against a decline in the value of securities it owns or an increase in the price of securities that it plans to purchase. A Fund accomplishes a hedge by purchasing options or writing (selling) covered options on securities in which it has invested or on any securities index based in whole or in part on securities in which the Fund may invest. Options may trade on an exchange or the over-the-counter market.

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in this SAI. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section 4.5 of the rules of the CFTC. Under that section, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margins and premiums required to establish such positions would exceed 5% of a Fund's net assets.

The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. Monteagle Value Fund and Monteagle Select Value Fund may buy or sell stock index futures contracts, such as contracts on the S&P 500 Index. In addition, all of the Funds may buy or sell futures contracts on Treasury bills, Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.

No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets. Likewise, no Fund may sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund may not exceed 50% of its total assets.

These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

The Funds may write covered options. An option is covered if, as long as a Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government Securities or other liquid, high-grade debt securities with a value at all times sufficient to cover the Fund's obligation under the option.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

In General

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period.

The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates.

There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that a Fund may own or seek to own.

Bond and stock index futures contracts are bilateral agreements in which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Covered Call and Hedging

Each Fund may purchase or sell (write) put and call options on securities to seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. Hedging or option income strategies include the writing and purchase of exchange-traded and over-the-counter options on individual securities or financial indices and the purchase and sale of financial futures contracts and related options. Whether or not used for hedging purposes, these investment techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Adviser or Sub-adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Fund invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded, or the CFTC.

Except as otherwise noted in this SAI, the Funds will not use leverage in their options and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless at least one of the following conditions is met: (i) the Fund owns either an offsetting ("covered") position; or (ii) the Fund owns cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options Strategies

A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security, index or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security, index or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying security, index or currency. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the security, index or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

A Fund may purchase call options on debt securities that the Fund's Adviser or Sub-adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash.

Risks

A Fund's use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include:

•	Dependence on the Adviser or Sub-adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets.

•
Imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective.

•	The fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Funds invest.

•
Lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

•	The possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund.

CONVERTIBLE SECURITIES

The Funds may only invest in convertible securities that are investment grade.

In General

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks

Investment in convertible securities generally entails less risk than investment in the issuer's common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Convertible securities also are subject to the risks of debt securities. Changes in interest rates could adversely affect a convertible security's value and an issuer may default on payments of interest or principal.

Value of Convertible Securities

The value of a convertible security is a function of its "investment value" and its "conversion value". The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security's worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

ILLIQUID AND RESTRICTED SECURITIES

No Fund may acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

In General

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal within seven days, options purchased over-the-counter, securities which are not readily marketable and restricted securities. Restricted securities, except as otherwise determined by the Adviser or Sub-adviser, are securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

Risks

Certain risks are associated with holding illiquid and restricted securities. For instance, limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser or Sub-adviser to be liquid, can become illiquid.

Determining Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser or Sub-adviser, pursuant to guidelines approved by the Board. The Adviser or Sub-adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser or Sub-adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser or Sub-adviser may determine that the securities are not illiquid.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Monteagle Fixed Income Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

Risks

The use of when-issued transactions and forward commitments enables the Monteagle Fixed Income Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities that it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Fund's Adviser or Sub-adviser forecasts incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices lower than the current market values.

The Monteagle Fixed Income Fund enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund subsequently chooses to dispose of its right to acquire a when-issued security or its right to deliver or receive against a forward commitment before the settlement date, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of the Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

The Monteagle Fixed Income Fund will establish and maintain a separate account with cash, U.S. Government Securities and other liquid securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis. Except for dollar roll transactions, which are described below, the Fund will limit its investments in when-issued and forward commitment securities to 15% of the value of the Fund's total assets.

DOLLAR ROLL TRANSACTIONS

The Monteagle Fixed Income Fund may enter into dollar roll transactions in which the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the Fund, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. If the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

MISCELLANEOUS FIXED INCOME SECURITIES

U.S. Government Securities

The Funds, if assuming a temporary defensive position, may invest in U.S. Government Securities, including U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association ("Ginnie Mae"). Generally, the Monteagle Fixed Income Fund will not invest more than 25% of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

Variable and Floating Rate Securities

The Monteagle Fixed Income Fund may invest in securities that pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to reduce fluctuations in its net asset value. Variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

There may not be an active secondary market for certain floating or variable rate instruments which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Fund's Adviser or Sub-adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Demand Notes

The Monteagle Fixed Income Fund may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuers of these obligations often have the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security. Although the Fund would generally not be able to resell a master demand note to a third party, the Fund is entitled to demand payment from the issuer at any time. The Fund's Adviser or Sub-adviser continuously monitors the financial condition of the issuer to determine the issuer's likely ability to make payment on demand.

Zero-Coupon Securities

The Monteagle Fixed Income Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES").

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but the Fund must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Fund may invest. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser or Sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Mortgage-Backed Securities

The Funds intend to invest only in mortgage-backed securities issued by the U.S. Government or Government-related issuers described below.

Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

Government and Government-Related Guarantors

The principal government guarantor of mortgage-backed securities is Ginnie Mae, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Mortgage-backed securities are also issued by Fannie Mae, a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development, and Freddie Mac, a corporate instrumentality of the United States Government. While Fannie Mae and Freddie Mac each guarantee the payment of principal and interest on the securities they issue, unlike Ginnie Mae securities, their securities are not backed by the full faith and credit of the United States Government.

Privately Issued Mortgage-Backed Securities

These include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds (which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans); and collateralized mortgage obligations ("CMOs"), which are described below. Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on these securities. Timely payment of interest and principal also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies.

Underlying Mortgages

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Liquidity and Marketability

Generally, government and government-related pass-through pools are highly liquid. While private conventional pools of mortgages (pooled by non-government-related entities) have also achieved broad market acceptance and an active secondary market has emerged, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

Average Life and Prepayments

The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. The assumed average life of pools of mortgages having terms of 30 years or less is typically between 5 and 12 years.

Yield Calculations

Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

Adjustable Rate Mortgage-Backed Securities

Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities. ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they also may have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets along with the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Fund's ARMs may lag behind changes in market interest rates. This may result in a lower value until the interest rate resets to market rates.

Collateralized Mortgage Obligations ("CMOS")

CMOs are debt obligations collateralized by mortgages or mortgage pass-through securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages ("Mortgage Assets").

CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Asset-Backed Securities

These securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-related assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

SECURITIES LENDING

The Funds may make loans of their portfolio securities (in an amount up to 33 1/3% of Fund assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Sub-Adviser. Furthermore, loans will only be made if, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.  In accordance with current positions of the staff of the SEC that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) a Fund may pay only reasonable fees in connection with the loan; and (6) a Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Sub-Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower.  Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Funds: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of a Fund without shareholder approval.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations, which are fundamental policies of the Fund.

Issuance of Senior Securities

No Fund may issue senior securities except as: i) permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff; and ii) to the extent a Fund may borrow money subject to its investment limitation on borrowing.

Underwriting Activities

No Fund may act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purpose of the 1933 Act.

Concentration

No Fund may purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of a Fund's investments in such industry would comprise 25% or more of the value of its total assets.

Purchases and Sales of Real Estate

No Fund may purchase or sell real estate or any interest therein, except that a Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

Purchases and Sales of Commodities

No Fund may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

Making Loans

No Fund may make loans to other persons except for the purchase of debt securities that are otherwise permitted investments or loans of portfolio securities through the use of repurchase agreements, or securities lending programs and agreements. A Fund may pay fees to arrange securities loans and each Fund will, as a fundamental policy, limit securities lending to not more than 33-1/3% of the value of its total assets.

Diversification

Each Fund (except the Monteagle Informed Investor Growth Fund) is "diversified" as that term is defined in the 1940 Act.  This means that each Fund (except the Monteagle Informed Investor Growth Fund) may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities and securities of other investment companies are not subject to this limitation). The Monteagle Informed Investor Growth Fund is non-diversified and as a result the foregoing requirements do not apply to the Informed Investor Growth Fund.

NON-FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations, which are not fundamental policies of the Fund.

Borrowing

No Fund may purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

Illiquid Securities

No Fund may acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

Short Sales

No Fund may make short sales of securities (except short sales against the box). The Monteagle Informed Investor Growth Fund assets may be invested in broad market index exchange traded funds ("ETFs") -- including ETFs that are leveraged or inversely related to the market.  These investments do not constitute a deviation from this non-fundamental policy.

Sector Concentration

The Funds are not intended to be a "Sector Fund" (a fund concentrating its investments in one industry or related group of industries). To address this risk, the Funds' policy is: (1) limit its investments in any industry or group of related industries to twenty-five percent (25%) of fund assets; and (2) if the 25% threshold is exceeded due to market appreciation, the portfolio manager shall commence an orderly reduction in holdings to bring the aggregate investment in any industry or group of related industries to below 25%. The Funds will provide Shareholders with at least sixty (60) days notice of any change to this limitation.

Purchases on Margin

No Fund may purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but a Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

Unseasoned Issuers

No Fund may invest more than 5% of the value of the Fund's total assets in securities (other than fully collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years.

Pledging

No Fund may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

Oil, Gas or Mineral

No Fund may invest in interests in oil or gas or interests in other mineral exploration or development programs.

PERFORMANCE DATA AND ADVERTISING

PERFORMANCE DATA

A Fund may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:

•
Data published by independent evaluators such as Morningstar, Inc., Lipper, IBC/Donohue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

•	The performance of other mutual funds.

•
The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 1000(R) Growth Index, the Russell 2500(R) Index, the Morgan Stanley Europe, Australian and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Barclays Capital Intermediate Government Bond Index (formerly the Lehman Brothers Intermediate Government Bond Index), the Barclays Capital Government Bond Index (formerly the Lehman Brothers Government Bond Index), U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser or Sub-adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Fund's performance will fluctuate in response to market conditions and other factors.

A Fund's performance may be quoted in terms of yield or total return. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield for all Funds, each Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period.

A listing of certain performance data as of August 31, 2011, is contained in Appendix C - Performance Data.

MANAGEMENT

The business of the Trust is conducted under the direction of the Board. The officers and Trustees of the Trust may be directors, officers or employees of (and persons providing services to the Trust may include) the Adviser, the Sub-Advisers and the Distributor and their affiliates.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the state of Delaware.

The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically.  The Board has also designated Mr. Brian J. Green, who is an Independent Trustee, as its Chairman.  The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters.  The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters.   The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust.  The CCO may also report directly to a particular committee of the Board depending on the subject matter.  The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting.  Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations.   The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Each Trustee is a disinterested Trustee.  The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.  Based on the experiences of the Trustees as described below, the Trust concluded that each of the individuals described below should serve as a Trustee.

Disinterested Trustees

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Larry J. Anderson 4208 College Avenue Snyder, Texas 79549 Age 63	Trustee	Since 11-29-02	Certified Public Accountant, Anderson & West, P.C. January 1985 to present	5	N/A
Brian J. Green 158 Cypress Abilene, Texas 79601 Age 53	Chairman and Trustee	Since 11-29-02	Restaurateur, Cypress Street Station, February 1993 to present	5	N/A
Charles M. Kinard 1725 Richland Drive Abilene, Texas 79603 Age 68	Trustee	Since 11-29-02	Retired; Senior Vice President and Trust Officer, First National Bank of Abilene until December 1998	5	N/A

All members of the Board of Trustees were elected by shareholders on November 29, 2002.

The disinterested Trustees are members of the Valuation Committee, which is responsible for monitoring the value of the Funds' assets and, if necessary between Board meetings, taking emergency action to value securities. The Valuation Committee was not required to meet during the most recent fiscal year.

The disinterested Trustees are the members of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various committees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee was not required to meet during the Trust's most recent fiscal year. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

The disinterested Trustees are the members of the Audit Committee, which is responsible for meeting with the Trust's independent registered public accounting firm to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accounting firm, or other results of any audit; (c) consider the accounting firm's comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (d) review any form of opinion the accounting firm proposes to render to the Trust. The Audit Committee met twice during the Trust's most recent fiscal year.

Trustee Qualifications

Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following:  (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee:

Charles M. Kinard – Mr. Kinard has over 35 years of business experience, including as a trust officer in a Bank Trust Department.  He previously served in various banking positions associated with trust funds and securities transfer activity.  Mr. Kinard was selected to serve as Trustee of the Trust based primarily on his considerable knowledge of operational, management and trust governance issues.

Larry J. Anderson, CPA – Mr. Anderson is a Certified Public Accountant.  He has more than 35 years of experience in the financial, auditing and accounting industries; including an owner/partner in an accounting firm.  He was selected to serve as Trustee of the Trust based primarily on his comprehensive understanding of the Trust’s accounting, audit and investments.

Brian J. Green – Mr. Green has over 33 years of experience in owning and consulting on business investments.  He has founded and operated several businesses.  Mr. Green was selected to serve as Trustee of the Trust based primarily on his extensive knowledge of business operations and investments.

The following sets forth ranges representing each Trustee’s beneficial ownership of Fund Shares as of December 2, 2011.  The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Trustee	Monteagle Fixed Income Fund	Monteagle Quality Growth Fund	Monteagle Select Value Fund	Monteagle Value Fund	Monteagle Informed Investor Growth Fund
Larry J. Anderson	A	A	A	A	A
Brian J. Green	A	A	A	A	C
Charles M. Kinard	A	A	A	A	A

As of December 2, 2011, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of each Fund's outstanding shares.

Executive Officers

Name, Address, and Age	Position with the Trust	Principal Occupation(s) during Past 5 Years
Paul B. Ordonio, JD Age 44	President, CCO
Nashville Capital Corporation, VP of Development and Chief Compliance Officer, 05/09 to present; Matrix Capital Group, Representative 05/09 to present; Aftermath Consulting, Inc., Director from 05/02 to present; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Parkway Advisors, L.P., VP & Counsel from 08/02 to 05/09; Parkway Advisors Group, Inc., VP and Counsel from 08/02 to 05/09. Parkway Holdings, VP from 08/02 to 05/09; Ultimus Fund Distributors, Representative 02/07 to 05/09; Citco Mutual Fund Distributors, Representative from 10/03 to 02/07.

David F. Ganley Age 64	Vice President, Secretary, AML Compliance Officer
Matrix 360 Administration LLC Member 8/10 to present, Matrix Capital Group, Inc., Senior Vice President, 1/05 to present; Capital Management Investment Trust, Secretary, 5/08 to present; Congressional Effect Fund, Chief Compliance Officer 5/08 to present; Mutual Fund Series Trust, Secretary, Treasurer and Chief Compliance Officer 7/06 to present; Epiphany Funds, Chief Compliance Officer and Secretary 12/06 to 3/10; and 360 Funds, Chief Compliance Officer 4/05 to present.

Larry E. Beaver, Jr. Age 42	Treasurer, CFO
Matrix 360 Administration, Director of Accounting and Administration 8/10 to present, Matrix Capital Group, Inc. Director of Accounting and Administration 1/05 to 7/10; Capital Management Investment Trust, Treasurer 5/08 to present; Epiphany Funds, Chief Financial Officer and Treasurer 7/07 to 3/10; Congressional Effect Fund, Treasurer 5/08 to present; AMIDEX Funds, Inc. Chief Accounting Officer 5/03 to present.

COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid $1,000 for each quarterly meeting attended and $500 for each special meeting attended.  Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.1

The Trust’s policy is that any future Trustees that are affiliated with the Adviser or Sub-adviser receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay 50% of the compensation of the Trust's Chief Compliance Officer.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2011:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$10,000	$0	$0	$10,000
Brian J. Green	$10,000	$0	$0	$10,000
Charles M. Kinard	$10,000	$0	$0	$10,000

1
Prior to October 20, 2011, each Trustee received an annual fee of $7,500 and a fee of $500 for each Board meeting attended, and also received a fee of $500 for each committee meeting attended on a date when a Board meeting was not held.

INVESTMENT ADVISER

Services of Adviser

Nashville Capital Corporation ("Nashville Capital") serves as investment adviser to each Fund pursuant to two Management Agreements (dated January 11, 2008 and May 1, 2009 and collectively referred to as ("Management Agreements") with the Trust. Under such Agreement, Nashville Capital furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

Ownership of Adviser

Nashville Capital, 2506 Winford Ave., Nashville, Tennessee 37211, serves as investment manager to the Funds. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds.

Nashville Capital was formed in 1986 and, as of September 30, 2011, managed assets of over $94 million for financial institutions.

Fees

Nashville Capital receives an advisory fee at an annual rate outlined in the charts below of the average daily net assets of the Funds. Table 1A in Appendix B shows the dollar amount of fees paid by the Trust to the Adviser, the amount of fees waived by the Adviser and the actual fees retained by the Adviser. The Adviser's fees are calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

MONTEAGLE FIXED INCOME FUND

AVERAGE DAILY NET ASSETS	FEE RATE (PER ANNUM)
First $50 million	0.965%
$50 million to $100 million	0.845%
Over $100 million	0.775%

MONTEAGLE QUALITY GROWTH FUND
MONTEAGLE VALUE FUND
MONTEAGLE SELECT VALUE FUND
MONTEAGLE INFORMED INVESTOR GROWTH FUND

AVERAGE DAILY NET ASSETS	FEE RATE (PER ANNUM)
First $25 million	1.200%
$25 million to $50 million	1.115%
$50 million to $100 million	0.975%
Over $100 million	0.875%

In addition to receiving advisory fees from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in a Fund. If an investor in a Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from such investor.

Other Provisions of the Management Agreements

Subject to the Management Agreements between the Trust and the Adviser, the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except costs of membership in trade associations, Securities and Exchange Commission ("SEC") registration fees and related expenses, brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees, 50% of the base compensation of the Trust’s CCO and extraordinary expenses.  The Funds may also pay 100% of any extraordinary expenses associated with the CCO’s duties including extraordinary expenses associated with retention or other bonuses.

The Management Agreements were approved by shareholders on January 11, 2008 and April 17, 2009 and shall continue in effect for two years from such date. Thereafter, the Management Agreements must be approved at least annually by the Board or by vote of shareholders, and in either case by a majority of the Trustees who are not parties to the Management Agreements or interested persons of any such party. The Management Agreements are terminable without penalty by the Trust with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust. The Management Agreements will terminate immediately upon its assignment.

SUB-ADVISERS

To assist the Adviser in carrying out its responsibilities, the Adviser has retained the following Sub-advisers to render advisory services and make daily investment decisions for each Fund pursuant to Sub-Advisory Agreements with the Adviser. The continuance of the Sub-Advisory Agreements must be approved at least annually by the Board or by vote of shareholders of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.

PARKWAY ADVISORS, LP ("PARKWAY"), located in Abilene Texas, subadvises the portfolio of the Monteagle Select Value Fund. Parkway has been registered with the SEC as an investment adviser since May 16, 2001. As of September 30, 2011, Parkway Advisors manages client portfolios with assets in excess of $980 million. Theron R. Holladay is President and a Principal of PARKWAY.  Chad B. Hoes is a Portfolio Manager with PARKWAY.  They are responsible for management of the portfolio. Parkway Advisors Group, Inc. ("PAGI"), as general partner, and Parkway Advisors Holdings, Inc. ("PAHI"), an affiliated company, as limited partner, own PARKWAY, a Delaware limited partnership. PAGI and PAHI are both wholly-owned subsidiaries of Directors Investment Group, Inc. ("DIG"). DIG also owns and/or controls numerous other subsidiary companies. Its operations are divided among companies involved in real estate, aviation, capital ventures and the like. None of the affiliate companies or holding company participates in the day-to-day management or the investment process of PARKWAY. Nashville Capital pays PARKWAY a sub-advisory fee equal to 0.50% per annum of the Fund's average daily net assets.

GARCIA HAMILTON & ASSOCIATES, L.P. ("GHA"), located in Houston, Texas, subadvises the portfolio of the Monteagle Quality Growth Fund. GHA is a limited partnership formed under the laws of Delaware that is registered as an investment adviser under the Investment Advisers Act of 1940. As of September 30, 2011, GHA managed assets over $2.6 billion for institutions and high net worth individuals. The six internal partners of GHA, led by Gilbert A. Garcia, Managing Partner, is deemed to control GHA. For its services, GHA receives a sub-advisory fee from Nashville Capital Corporation at an annual rate of 0.30% of the Fund's average daily net assets.

ROBINSON INVESTMENT GROUP, INC. ("ROBINSON"), located in Brentwood, Tennessee, subadvises the portfolio of the Monteagle Value Fund. The firm was founded in 1996 by Russell L. Robinson and, as of September 30, 2011, managed assets of approximately $77 million for individuals, financial institutions, pension plans, corporations and other business entities. Nashville Capital pays Robinson a sub-advisory fee equal to 0.60% (effective March 1, 2012, 0.50%) per annum of the Fund's average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

HOWE AND RUSLING, INC. ("H&R"), located in Rochester, New York, subadvises the portfolio of the Monteagle Fixed Income Fund. The firm was founded in 1996 and, as of September 30, 2011, H&R managed assets of approximately $640 million for individuals, retirement plans, corporate and non-profit endowments. Nashville Capital pays H&R a sub-advisory fee equal to 0.30% per annum of the Fund's average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

T.H. FITZGERALD & CO. ("T.H. FITZGERALD"), located in Naugatuck, Connecticut, subadvises the portfolio of the Monteagle Informed Investor Growth Fund. The firm was founded in 1959 and, as of September 30, 2011, T.H. Fitzgerald managed assets of approximately $99 million for large institutional accounts. Nashville Capital pays T.H. Fitzgerald a sub-advisory fee equal to 0.65% (effective March 1, 2012, 0.50%) per annum of the Fund's average daily net assets up to $25 million, 0.60% of such assets from $25 million up to $50 million, 0.50% of such assets from $50 million up to $100 million, and 0.40% of such assets over $100 million.

Responsibilities and Fee Information

The fees paid by the Adviser to the Sub-advisers do not increase the fees paid by shareholders of the Funds. Table 1B in Appendix B shows the aggregate dollar amount of fees paid by the Adviser to the Sub-adviser for each Fund.

The Adviser performs internal due diligence on each Sub-adviser and monitor each Sub-adviser's performance using its proprietary investment adviser selection and monitoring process. The Adviser will be responsible for communicating performance targets and evaluations to Sub-advisers, supervising each Sub-adviser's compliance with the Fund's fundamental investment objectives and policies, authorizing Sub-advisers to engage in certain investment techniques for the Fund, and recommending to the Board whether Sub-Advisory Agreements should be renewed, modified or terminated. The Adviser also may from time to time recommend that the Board replace one or more Sub-advisers or appoint additional Sub-advisers, depending on the Adviser's assessment of what combination of Sub-advisers it believes will optimize each Fund's chances of achieving its investment objectives.

Subject always to the control of the Board of Trustees, each Sub-adviser, at its expense, furnishes a continuous investment program for the Fund for which it acts as Sub-adviser. Each Sub-adviser must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Each Sub-adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies and to consult with the Adviser regarding the investment affairs of the applicable Fund. Each Sub-adviser maintains books and records with respect to the securities transactions and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. Each Sub-adviser pays all expenses incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a Fund.

PORTFOLIO MANAGERS

Monteagle Select Value Fund

Theron R. Holladay and Chad B. Hoes are responsible for management of the Monteagle Select Value Fund. The number of other accounts and the total assets in the accounts managed by Messrs. Hoes and Holladay as of August 31, 2011 are as follows:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Chad B. Hoes	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 68	$953 million	0	$0
Theron R. Holladay	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts:68	$953 million	0	$0

Except as otherwise negotiated, Parkway as the Sub-adviser has voluntarily waived its advisory fees to the extent and in the amount client assets are invested in the Fund, and Parkway does not receive duplicative compensation.

The compensation for Messrs. Holladay and Hoes is a fixed salary established by their board of directors. The Board may also grant a bonus, but there is no established formula for, or expectation of, a bonus. Investment performance and the ability to attract assets are among the factors the Board considers in establishing the salaries; however, compensation or bonuses are not based on the Fund's investment performance or the value of the Fund's assets.

Monteagle Quality Growth Fund

The Monteagle Quality Growth Fund is managed by GHA’s portfolio management team consisting of Daniel Kallus and Curt Rohrman. The number of other accounts and the total assets in the accounts managed by each member of the portfolio management team as of August 31, 2011 are as follows:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Daniel Kallus	Registered investment companies: 1	$23	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 47	$466 million	0	$0
Curt Rohrman	Registered investment companies: 1	$23	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 47	$466 million	0	$0

To the extent client assets are invested in the Fund, GHA does not receive duplicative compensation.

As of the most recent fiscal year ended August 31, 2011, the structure of, and method used to determine, the compensation received by the Fund's portfolio managers is comprised of four key components: (1) salary (2) general bonus (3) performance incentive and (4) equity ownership.

First, GHA offers a competitive salary based on an individual's experience and expected contribution to the firm. Second, all GHA portfolio managers are eligible for a general annual bonus that is tied directly to the overall performance of the individual as well as the profitability of the firm. Third, all GHA portfolio managers are eligible for an annual performance incentive based on their clients' relative pre-tax outperformance and overall peer ranking over the most recent calendar year. Lastly, all GHA portfolio managers are eligible for equity ownership. The Fund's Portfolio Managers' compensation, which is flexible, is not based on the value of the Fund's assets.

Monteagle Value Fund

Russell L. Robinson, president of Robinson, serves as the portfolio manager of the Monteagle Value Fund and is responsible for making investment decisions for the Fund. As of August 31, 2011, Mr. Robinson was responsible for management of the following other accounts in addition to the Fund:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Russell L. Robinson	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 31	$77 million	0	$0

Mr. Robinson is compensated for his services by Robinson as Sub-Adviser to the Value Fund. Mr. Robinson receives a fixed salary and is eligible to participate in the benefit plans offered by Robinson to its other employees.

Monteagle Fixed Income Fund

Robert J. Prorok, Vincent A. Russo and Craig D. Cairns of H&R are jointly and primarily responsible for the day-to-day management of the Monteagle Fixed Income Fund. As of August 31, 2011, each portfolio manager was responsible for the management of the following other accounts in addition to the Fund:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Robert J. Prorok	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 276	$287 million	0	$0
Vincent A. Russo	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts:9	$32 million	0	$0
Craig D. Cairns	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts:187	$69 million	0	$0

Each portfolio manager is compensated by H&R. Mr. Russo's compensation consists of a fixed salary and an annual discretionary bonus determined by H&R's President based on the following: (i) the quality of research contributions, (ii) the aggregate pre-tax performance of all fixed income accounts (including the pre-tax performance of the Monteagle Fixed Income Fund) on a calendar year basis as compared to the Barclays Capital Intermediate U.S. Government/Credit Bond Index and (iii) contribution to firm success. Mr. Prorok is a Senior Portfolio Manager and also serves as Chair of H&R's Fixed Income and Equity Investment Committees.  He receives a percentage of the fees earned on all accounts that he manages (not including the subadvisory fee received by H&R with respect to the Monteagle Fixed Income Fund) and a bonus based on performance of H&R's equity and fixed income investments. Mr. Cairns' compensation consists of a fixed salary and discretionary bonus not based on fund performance, a portion of which relates to the quality of research contributions to H&R.

Monteagle Informed Investor Growth Fund

T.H. Fitzgerald, Jr. is responsible for making investment decisions for the Monteagle Informed Investor Growth Fund. As of August 31, 2011, Mr. Fitzgerald was responsible for management of the following other accounts in addition to the Fund:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
T.H. Fitzgerald, Jr.	Registered investment companies: 1	$18 million	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 8	$92 million	__	$18 million

T.H. Fitzgerald, Jr., as the owner of T.H. Fitzgerald, is compensated based upon the profits of T.H. Fitzgerald. He does not receive any fixed compensation.

OWNERSHIP OF FUND SHARES

The dollar value of each Fund's shares owned by each Portfolio Manager as of August 31, 2011 is set forth below.

Portfolio Manager	Monteagle Fixed Income Fund	Monteagle Quality Growth Fund	Monteagle Large Cap Growth Fund	Monteagle Value Fund	Monteagle Select Value Fund	Monteagle Informed Investor Growth Fund
Theron R. Holladay	None	None	None	None	None	None
Daniel Kallus	None	$100,001 - $500,000	None	None	None	None
Curt Rohrman	None	None	None	None	None	None
Thomas Rusling	None	None	None	None	None	None
Robert J. Prorok	None	None	None	None	None	None
Vincent A. Russo	None	None	None	None	None	None
Craig D. Cairns	None	None	None	None	None	None
Russell L. Robinson	None	None	None	None	None	None
T.H. Fitzgerald, Jr	None	None	None	None	None	None

POTENTIAL CONFLICTS OF INTERESTS

As described above, each portfolio manager provides investment advisory and other services to clients other than the applicable Fund. In addition, each portfolio manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Funds have no interest in these activities. As a result of the foregoing, each portfolio manager is engaged in substantial activities other than on behalf of the applicable Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the portfolio managers may manage such other accounts on terms that are more favorable than the terms on which the Sub-adviser manages the applicable Fund, such as in cases where the Sub-adviser receives higher fees from the other accounts than the management fee received from the applicable Fund.

There may be circumstances under which a portfolio manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets that the portfolio manager commits to such investment. There also may be circumstances under which a portfolio manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the applicable Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts. It is generally each Sub-adviser's policy that investment decisions for all accounts that a portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the applicable Fund and other accounts. For example, each Sub-adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Sub-adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the applicable Fund and the Sub-adviser's other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.

DISTRIBUTOR

Distributor; Services and Compensation of Distributor

Matrix Capital Group, Inc. (the "Distributor"), the principal underwriter of the shares of each Fund, is located at 420 Lexington Avenue, Suite 601, New York, NY  10170. The Distributor is a registered broker-dealer and is a member of FINRA.

Under its Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

For its services, the Distributor does not receive any fees for underwriting services for all Funds of the Trust.

Other Provisions of Distributor's Agreement

The Distribution Agreement between the Trust and the Distributor must be approved at least annually by the Board, including the approval of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.

The Distribution Agreement is terminable without penalty by the Trust on 30 days' written notice when authorized by the Trust, or by the Distributor.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Funds. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Funds are sold without sales charges. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. When purchasing shares of the Funds in this manner, you should acquaint yourself with your institution's procedures and should read the Prospectus and this SAI in conjunction with any materials and information provided by your institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

OTHER FUND SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Matrix 360 Administration, LLC (the "Administrator"), subject to the supervision of the Board of Trustees and pursuant to an Investment Company Services Agreement with the Trust, acts as the Trust's administrator, fund accountant and transfer and dividend disbursing agent. The Investment Company Services Agreement is terminable without penalty by the Trust or by the Administrator on 90 days' written notice.

The Administrator assists in supervising the overall business affairs of the Trust, except for services performed by the Funds' Adviser under the Management Agreements, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust. The Distributor is also the Administrator.

The Administrator provides fund accounting services to each Fund, including calculating the NAV per share of each Fund, preparing the Funds' financial statements and assisting with the Funds' tax returns.

As transfer agent and dividend disbursing agent, the Administrator maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record, answering shareholder inquiries concerning accounts, and performing other shareholder servicing functions.

For its services, Matrix Capital Group, Inc. receives a minimum annual base fee per fund of $30,000, plus an asset-based fee at the following annual rates:

EQUITY FUNDS ($30,000 minimum/per fund)
0.075% of the Trust's first $400 million in assets
0.030% of the Trust's assets in excess of $400 million to $600 million
0.020% of the Trust's assets in excess of $600 million

FIXED INCOME FUNDS ($30,000 minimum/per fund)
0.040% of the Trust's first $400 million in assets
0.025% of the Trust's assets in excess of $400 million to $600 million
0.010% of the Trust's assets in excess of $600 million

MONEY MARKET FUNDS ($75,000 minimum/per fund)
0.020% of the Trust's first $500 million in assets
0.015% of the Trust's assets in excess of $500 million to $1 billion
0.010% of the Trust's assets in excess of $1 billion

The fees payable to the Administrator are paid by the Adviser (not the Funds).

Prior to May 1, 2009, Ultimus Fund Solutions, LLC ("Ultimus") served as the Funds' administrator, fund accountant and transfer and dividend disbursing agent. Ultimus received an annual base fee of $250,000 (increased to $270,000 for the period February 28, 2009 – May 1, 2009), plus an asset-based fee at the annual rate of 0.15% of the Funds' aggregate average daily net assets from $200 million to $300 million; 0.125% of such assets from $300 million to $400 million; and 0.10% of such assets in excess of $400 million. The fees payable to the Administrator are paid by the Adviser (not the Funds).

Custodian

As custodian, Huntington National Bank (the "Custodian") safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ sub-custodians to provide custody of the Funds' assets. The Custodian is located at 7 Easton Oval / EA4E95, Columbus, Ohio 43219.

For its services, the Custodian receives a fee from each Fund at the annual rate of 0.005% of its average daily net assets with a minimum of $3,600 per fund annually. The Custodian is also paid certain transaction fees. These fees are paid monthly based on average net assets and transactions for the previous month.

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc., 2041 W. 141st Terrace, Suite 119, Leawood, KS 66224, is legal counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accounting firm for each Fund. The auditor audits the annual financial statements of the Funds and prepares each Fund's tax returns.

PORTFOLIO TRANSACTIONS

HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in the over-the-counter markets, the Adviser or Sub-adviser will seek to deal with the primary market makers but, when necessary in order to obtain best execution, the Adviser or Sub-adviser will utilize the services of others.

Purchases of securities from underwriters include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

COMMISSIONS PAID

Table 2 in Appendix B shows the aggregate brokerage commissions paid by each Fund. Data is presented for the past three fiscal years, except as otherwise noted.

ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser or Sub-adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in their discretion. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser or Sub-adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser or Sub-adviser seeks "best execution" for all portfolio transactions. This means that the Adviser or Sub-adviser seeks the most favorable price and execution available. The Adviser or Sub-adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser or Sub-adviser of each Fund takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Obtaining Research from Brokers

The Adviser or Sub-adviser may give consideration to research services furnished by brokers to the Adviser or Sub-adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser or Sub-adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser or Sub-adviser in connection with services to clients other than the Funds, and not all research services may be used by the Adviser or Sub-adviser in connection with the Funds. The Adviser or Sub-adviser's fees are not reduced by reason of the Adviser or Sub-adviser's receipt of research services.

The Adviser or Sub-adviser has full brokerage discretion. It evaluates the range of quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's or Sub-adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser or Sub-adviser may place an order with a broker and pay a slightly higher commission than another broker might charge. If this is done, it will be because of the Adviser or Sub-adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed and efficiency in execution. Since most of the Adviser or Sub-adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser or Sub-adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Funds' shareholders.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser or Sub-adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser or Sub-adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner, which is deemed equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

In some cases, a client may direct the Adviser or Sub-adviser to use a broker or dealer of the client's choice. If the client directs the Adviser or Sub-adviser to use a particular broker, the Adviser or Sub-adviser may not be authorized to negotiate commissions and may be unable to obtain volume discounts or best execution. In these cases, there could be some disparity in commission charges among clients.

Counterparty Risk

The Adviser or Sub-adviser monitors the creditworthiness of counterparties to its Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions Through Affiliates

The Adviser and Sub-advisers do not effect brokerage transactions through affiliates of the Adviser or Sub-advisers (or affiliates of those persons).

Other Accounts of the Adviser or Sub-Adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or Sub-adviser. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security. In that event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser or Sub-adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser or Sub-adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates (over 100%) may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

The portfolio turnover rate of the Select Value Fund was 2% for the fiscal year ended 2010 and 87% for the fiscal year ended 2011.  The reason for the difference in portfolio turnover rates was that the Fund’s Sub-Adviser sold a greater number of securities from the Fund’s portfolio during the fiscal year ended 2011 due to securities no longer meeting the target criteria.

SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by the Trust's "regular broker-dealers" or the parents of those broker-dealers. For this purpose, regular broker-dealers means the 10 broker-dealers that: (1) received the greatest amount of brokerage commissions from the Funds during their last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Funds during their last fiscal year; or (3) sold the largest amount of the Funds' shares during their last fiscal year.

As of August 31, 2011: the Monteagle Fixed Income owned bonds issued by Morgan Stanley, the value of which were $690,138; the Monteagle Select Value Fund owned common stock of Morgan Stanley, the value of which was $207,357; and Morgan Stanley and Merrill Lynch & Co. Inc. are the parent companies of two of the Trust's regular broker-dealers.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

GENERAL INFORMATION

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at 630 Fitzwatertown Road Building A, Second Floor Willow Grove, Pennsylvania 19090.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

PURCHASE AND REDEMPTION OF SHARES

Each Fund offers three classes of shares: Class A, Class C and Class I.  When purchasing Fund shares, you must specify which Class is being purchased.  Class A shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge. A 1% sales charge applies to redemptions of Class C shares made within one year of purchase. See “Sales Charges” below. There is no sales charge on the purchase of Class I shares. Class A shares have a 0.25% 12b-1 fee, Class C shares have a 1.00% 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-888-263-5593 and by completing the application. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.

The minimum investment in Class A and Class C shares for any one Fund is $2,000 and $50,000 for Class I shares; unless you invest using an Automatic Investment Plan. See the prospectuses for more information.  Subject to the minimum investment amount, shares may also be purchased by exchange. Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Agents”). These Agents may receive different levels of compensation from the Distributor for selling different classes of Fund shares. The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund.

Institutional Class of Shares

Class I shares of the Funds are offered to institutional investors and may be purchased by:

•	A bank, trust company or other type of depository institutions;
•	An insurance company, investment company, endowment or foundation purchasing shares for its own account;
•	A 401(k), 403(b) or 457(b) plan or the custodian for such a plan; and
•
Other qualified or non-qualified employee benefit plans, including pension, profitsharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”: “Eligible Benefit Plans” are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the Monteagle Family of Funds exceeds $1,000,000.

•
Monteagle Trustees and their immediate family members, Fund Counsel and Monteagle officers, employees and their immediate family members, including parents, and siblings may also purchase Class I shares.

•
Any person that meets the $50,000 minimum. The Funds reserve the right to change the criteria for investors eligible for Class I shares. Monteagle reserves the right to reimburse certain expenses of Class I shareholders who have a significant investment, at its discretion. The reimbursement will not be paid by the Fund in any way.

Redemptions in Cash

It is possible that, in the future, conditions may exist which would, in the opinion of the Funds' Adviser, make it undesirable for the Funds to pay for redeemed shares in cash.  In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities. Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

SALES CHARGES

SALES CHARGE – Class A Shares

The public offering price of Class A shares of the Funds equals net asset value plus the applicable sales charge. The Distributor receives a portion of this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, Value Fund
Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sale Concession
Less than $50,000	5.00%	5.26%	4.75%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249, 999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over1	0.00%	0.00%	1.00%

Fixed Income Fund
Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sale Concession
Less than $50,000	3.00%	3.09%	2.75%
$50,000 to $99,999	2.50%	2.56%	2.25%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over 1	0.00%	0.00%	1.00%

1	Certain exceptions apply (see ‘‘Waivers for Certain Parties’’). The sales charge you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

SALES CHARGE WAIVERS

The Distributor may waive sales charges for the purchase of Class A shares made within 1 year of purchase of the Funds by or on behalf of (1) employees and retired employees (including the spouse, children under the age of 21 and grandchildren under the age of 21 (“Family Members”) of employees and retired employees) of Monteagle Funds and its affiliates, (2) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the Family Members of such individuals), (3) investment advisers or financial planners that are authorized to sell shares of the Funds, and their employees, and (4) (and the Family Members of such individuals), (4) companies exchanging securities with a Fund through a merger, acquisition or exchange offer, (5) accounts managed by Monteagle Funds and its affiliates, (6) Monteagle Funds and its affiliates, (7) an individual or entity with a substantial business relationship with Monteagle Funds or its affiliates. To receive a sales charge waiver in conjunction with any of the above categories, investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

SALES CHARGE REDUCTIONS

An investor may qualify for reduced initial sales charges under the privileges as set forth below. An investor may include the investments of Family Members to qualify for a reduced sales charge pursuant to such privileges. Upon the request to include a Family Member’s investments for the purpose of qualifying for a reduced sales charge, the investor will be asked for information regarding the Family Member (including the Family Member’s Social Security number).

Concurrent Purchases

For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A shares of two or more Monteagle Funds. For example, if an investor concurrently purchases Class A shares in one of the Funds at the total public offering price of $75,000 and Class A shares in another Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s Family Members and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Letter of Intent

An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). At your request, purchases of Class A shares made during the previous 90 days may be included in calculating the Letter of Intent amount. A Letter of Intent may include the purchases of the investor’s Family Members. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. Generally, Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. If the proceeds from this redemption are inadequate, the investor will be liable to the Distributor for the balance still outstanding. Dividends on escrowed Class A shares, whether paid in cash or reinvested in additional Class A shares, are not subject to escrow. The escrowed Class A shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. The dealer assigned to an account at the time of each purchase made during the 13-month period will receive an appropriate commission adjustment. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. The Letter of Intent may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Letter of Intent, except that the 13-month period during which purchases must be made will remain the same. Accordingly, the sales charge paid on investments made 90 days prior to the revised Letter of Intent will be adjusted to reflect the revised Letter of Intent. The Letter of Intent will be considered completed if the investor dies within the 13-month period. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the investor’s death. For further information about Letters of Intent, interested investors should contact the Trust at 1-888-263-5593. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Rights of Accumulation

Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Funds then being purchased plus (b) an amount equal to the greater of the then current net asset value of the “purchaser’s combined holdings” of all Class A shares of the Funds or the amount of the original investment less any withdrawals. The “purchaser’s combined holdings” described above shall include the combined Class A share holdings of the purchaser, the purchaser’s Family Members and the purchaser’s retirement plan accounts. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This applies to all classes of shares. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Aggregating Accounts

Class A share investments which qualify for aggregation include those made by an investor and such investor’s Family Members, if all parties are purchasing shares for their own accounts and/or the following other accounts:

•	individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;
•	business accounts solely controlled by the investor or the investor’s Family Members
•
trust accounts established by the investor or the investor’s Family Members (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

•
endowments or foundations established and controlled by the investor or the investor’s Family Members; or Individual Class A purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;
•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.

Class A purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Reinstatement Privilege (Class A only)

The Prospectus for Class A shares describes redeeming shareholders’ reinstatement privileges. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 90 days after the redemption. The reinstatement or exchange will be made at the net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or the nearest full share if fractional shares are not purchased. Even though an account is reinstated, the redemption will constitute a sale for federal tax purposes. Investors who reinstate their accounts by purchasing shares of the funds should consult their tax advisers with respect to the effect of the “wash sale“ rule if a loss is realized at the time of redemption.

ADDITIONAL PURCHASE INFORMATION

Shares of each Fund are sold on a continuous basis by the Distributor at NAV per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share.

Fund shares are normally issued for cash only. In the Adviser or Sub-adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established by fair valuation procedures).

All contributions into an IRA through the automatic investment plan are treated as IRA contributions made during the year the investment is received.

UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

Purchases Through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

The Funds may authorize one or more brokers to receive on its behalf purchase and redemption orders. Such brokers, including Charles Schwab & Co., Inc., are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at a Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Funds.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares, as provided in the Prospectus.

Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

Redemption-In-Kind

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Trust determines conditions exist which would make payment in cash detrimental to the best interests of a Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV DETERMINATION

In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price or official closing price, as applicable. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

The Trust’s fund accounting service provider may employ, at the Trust’s expense, independent pricing agents of the type commonly used in the investment company industry to provide current market values.  Debt securities may be valued at prices supplied by a Fund’s pricing agents based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.  Absent special circumstances valuations for a type of instrument should all be made through the same pricing agent.

DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of net capital gains will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments will be made within seven days following the date on which distributions would otherwise be reinvested.

RETIREMENT ACCOUNTS

The Funds may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively, "IRAs"). Call the Funds at (888) 263-5593 to obtain an IRA account application. Generally, investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You generally may contribute up to $5,000 annually to an IRA for 2011 and 2012. If you are age 50 or older, you may contribute an additional $1,000. Only contributions to Traditional IRAs are tax-deductible. However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you (or you and your spouse) have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you (or, if you are married, you and your spouse) have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $7,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. (If you are age 50 or older, you may contribute a greater amount.) Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your compensation or $200,000.

This information on IRAs summarizes only some of the important federal tax considerations affecting IRA contributions. These comments are not meant to be a substitute for tax planning. Consult your tax advisor about your specific tax situation.

EXCHANGES

By making an exchange by telephone, you authorize the Transfer Agent to act on telephonic instructions believed by the Transfer Agent to be genuine instructions from any person representing himself or herself to be you. The records of the Transfer Agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

DISTRIBUTION PLAN

The Trust has adopted a plan applicable to each Fund that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.25% of its Class A Share assets, and up to 1.00% of its Class C Share assets. Of these amounts, each Fund may pay up to 0.25% of its assets for shareholder services.

For the fiscal year ended August 31, 2011, 12b-1 fees accrued by the Informed Investor Fund were $1,084.  Such accruals relate to compensation of broker-dealers.  The Fixed Income Fund, Quality Growth Fund, Select Value Fund and Value Fund did not accrue any 12b-1 fees for the fiscal year ended August 31, 2011.

TAXATION

The following is a brief and general summary (and is not intended as a substitute for careful tax planning) of certain material federal tax considerations concerning the Fund and the purchase, ownership and disposition of Fund shares and does not purport to be complete or to deal with all aspects of local, state, foreign or federal taxation that may be relevant to shareholders in light of their particular circumstances. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities -- all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect) -- and is limited to U.S. persons who hold Fund shares as capital assets for federal income tax purposes (generally, assets held for investment). No assurance can be given that changes in existing laws or regulations or their interpretation will not occur after the date of this Statement of Additional Information or that any such future guidance or interpretation will not be applied retroactively.

The tax matters relating to the Fund are complex and are subject to varying interpretations.   This summary is not tax advice and does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under the Code. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares, and no assurance can be given that the IRS would not assert a position contrary to any of the tax consequences described below.

The following discussion necessarily condenses or eliminates many details that might adversely affect some Shareholders significantly and does not address the tax issues that may be important to certain types of Shareholders who are subject to special tax treatment such as foreigners and tax-exempt entities.  Accordingly, each prospective investor must consult with and rely solely on its, his or her professional tax advisors with respect to the tax results of its, his or her investment in the Fund.  Except as otherwise specifically noted, this general discussion does not discuss aspects of foreign, state or local taxation. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, (“REIT”) insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any local, state, foreign country or other taxing jurisdiction. No representation is made as to the tax consequences of the operation of the Fund.

U.S. Shareholder.  A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•	a domestic partnership;

•
a domestic corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Election to be Taxed as a RIC. Each Fund intends to qualify and remain qualified as a RIC under Subchapter M of the Code.  There can be no assurance that it actually will so qualify.  In order to so qualify, each Fund must satisfy certain requirements regarding its source of income, diversification of assets and distribution of earnings that are discussed further below.

Taxation as a RIC.  Each Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.  With respect to the source-of-income requirement, each Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership.”  A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Section 7704 of the Code, which is generally a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”.  However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  Each Fund intends to invest a portion of its assets in MLPs.  MLPs are generally publicly traded partnerships.  Net income from MLPs that are qualified publicly traded partnerships is included in the sources of income from which a RIC must derive 90% of its gross income.  Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

Beginning in 2011, if a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.  Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, beginning in 2011, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury).  In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (a) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%).  Each Fund intends to distribute, at least annually, substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Each Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (a) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Except as described below, if a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed.  Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2012, provided in each case that certain holding period and other requirements are satisfied.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its re-qualification as a RIC.  The remainder of this discussion assumes that the Fund qualifies as a RIC.

Beginning in 2011, if a Fund fails this 90% source-of-income test and the failure is due to reasonable cause and not willful neglect the Fund would be eligible to pay a penalty.  The amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

Each Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of each Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no federal income tax in preceding years.  Each Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

Each Fund may be required to recognize taxable income in circumstances in which it does not receive cash.  For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year.  Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by each Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant.  Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.  Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

As a RIC, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and its shareholders and this may affect the shareholders' AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund's taxable income, determined without regard to the dividends paid deduction.

Taxation of U.S. Shareholders.  Distributions paid to U.S. shareholders by each Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (a) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts, or (b) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2012, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met, as discussed below.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets).  Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).  Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities.  Although Treasury Regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

For purpose of determining (a) whether the annual distribution requirement is satisfied for any year, and (b) the amount of capital gain dividends paid for that year, each Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain.  Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).

A Fund distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders for the calendar year in which the distribution is declared, rather than the calendar year in which the distribution is received. For purpose of determining (a) whether the annual distribution requirement is satisfied for any year, and (b) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, that distribution generally will be taxable even though it represents a return of invested capital.

Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by each Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2012 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that each Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Dispositions of Shares. Sales and other dispositions of the shares of Fund shares generally are taxable events.  U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.

The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares.  Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of distributions) with substantially identical shares within a period of 61 days, beginning

30 days before and ending 30 days after the shares are disposed of. In such a case, the basis in the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the redemption or exchange of those shares would be a long-term loss to the extent of that distribution.

Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of capital gain dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term).  For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.  Net capital loss carry-forwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Other Taxation. Distributions may be subject to state, local and foreign taxes, depending on each shareholder's particular situation.

Retirement Accounts. Fund shares are available for purchase through certain retirement plans and accounts, including IRAs, Roth IRAs, SIMPLE IRAs and tax-sheltered annuities. Contributions to retirement plans are subject to specific eligibility and contribution limitations. Distributions from retirement plans and accounts generally are subject to ordinary income tax and, if withdrawn prior to age 59½, a 10% penalty. Furthermore, distributions from such plans and accounts generally must commence no later than April 1 of the year after the account owner reaches age 70½ .There are exceptions to these rules depending on the type of plan or account and the individual's own circumstances. You should consult with your tax advisor regarding the income aspects of opening, maintaining and withdrawing amounts from retirement plans and accounts.

Shareholder Reporting Obligations With Respect To Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting And Withholding Requirements.  Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1,

2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Other Taxes
For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Taxation of Fund Operations

Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future Treasury Regulations), and gains from options, futures and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement.

Certain of each Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things; (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (b) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income; (c) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (d) cause the Fund to recognize income or gain without a corresponding receipt of cash; (e) adversely affect the timing as to when a purchase or sale of securities is deemed to occur; and (f) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce such Fund's distributions paid to the shareholders.  If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to the shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election. A shareholder's use of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on its federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if it distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% federal income tax rate on “qualified dividend income” mentioned in the Prospectus.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (a “QEF”), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income for each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences summarized above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Under Section 988 of the Code, gains or losses (a) from the disposition of foreign currencies, including forward contracts; (b) except in certain circumstances, from options, futures and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies; (c) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (d) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.  If the Fund's Section 988 losses exceed other investment company taxable income during a taxable year, it would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

Cost Basis Reporting

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen the average cost method as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.  Prior to January 1, 2012, the Funds' shareholders will be notified as to which default tax lot identification method the Fund will use.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Other Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Fund and its shareholders.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

OTHER MATTERS

GENERAL INFORMATION ON THE TRUST AND ITS SHARES

Structure

The Trust was organized as a statutory trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds and, in 2006, it changed its name to Monteagle Funds. The Trust has operated as an investment company since inception.

The Trust is registered with the SEC as an open-end, management investment company (a "mutual fund") under the 1940 Act. The Trust offers shares of beneficial interest in series. As of the date hereof, the Trust has issued shares of beneficial interest in the following series:

Monteagle Fixed Income Fund	Monteagle Quality Growth Fund
Monteagle Informed Investor Growth Fund	Monteagle Select Value Fund
Monteagle Value Fund

Each Fund is a series of Monteagle Funds. It is not intended that meetings of shareholders be held except when required by Federal or Delaware law. All shareholders of each Fund are entitled to vote at shareholders' meetings unless a matter is determined to affect only a specific Fund (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control one or more Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Funds do not intend to exercise control over the management of companies in which they invest.

The Trust and each Fund will continue indefinitely until terminated.

Not all of the Funds may be available for sale in the state in which you reside. Please check with your investment professional to determine a Fund's availability.

Shareholder Voting and Other Rights

Each share of each Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Generally, shares will be voted separately by individual Fund except: (1) when required by applicable law, shares shall be voted in the aggregate and not by individual Fund; and (2) when the Trustees have determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote thereon. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder of a Fund is entitled to the shareholder's pro rata share of all distributions arising from that Fund's assets and, upon redeeming shares, will receive the portion of the Fund's net assets represented by the redeemed shares.

A shareholder or shareholders representing 33% or more of the outstanding shares entitled to vote may, as set forth in the Trust Instrument, call meetings of the Trust (or Fund) for any purpose related to the Trust (or Fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Certain Reorganization Transactions

The Trust or any Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval: (1) cause the Trust or any Fund to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another company registered as an open-end, management investment company under the 1940 Act, or a series thereof; (2) cause any or all shares to be exchanged under or pursuant to any state or Federal statute to the extent permitted by law; or (3) cause the Trust to incorporate or organize under the laws of any state, commonwealth, territory, dependence, colony or possession of the United States of America or in any foreign jurisdiction.

FUND OWNERSHIP

As of December 2, 2011, the persons listed below owned of record 5% or more of a Fund or Class of shares.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.  Shareholders owning of record or beneficially 25% or more of a Fund or Class of shares and may be deemed to control such Fund or Class.

SHAREHOLDER	FUND	PERCENTAGE OF SHARES OWNED
FAMCO(1)	Quality Growth Fund (Class I)	63.39%
Charles Schwab(2)	Quality Growth Fund (Class I)	29.84%
Evan Henry Catlett Irrevocable Trust(3)	Quality Growth Fund (Class A)	50.00%
Emma Lloyd Catlett Irrevocable Trust(3)	Quality Growth Fund (Class A)	50.00%
Evan Henry Catlett Irrevocable Trust(3)	Quality Growth Fund (Class C)	50.00%
Emma Lloyd Catlett Irrevocable Trust(3)	Quality Growth Fund (Class C)	50.00%

Stifel Nicolaus(4)	Select Value Fund (Class I)	87.07%
HUBCO(5)	Select Value Fund (Class I)	7.93%
Evan Henry Catlett Irrevocable Trust(3)	Select Value Fund (Class A)	50.00%
Emma Lloyd Catlett Irrevocable Trust(3)	Select Value Fund (Class A)	50.00%
Evan Henry Catlett Irrevocable Trust(3)	Select Value Fund (Class C)	50.00%
Emma Lloyd Catlett Irrevocable Trust(3)	Select Value Fund (Class C)	50.00%

FAMCO(1)	Fixed Income Fund (Class I)	78.84%
Stifel Nicolaus(2)	Fixed Income Fund (Class I)	21.10%
Evan Henry Catlett Irrevocable Trust(3)	Fixed Income Fund (Class C)	50.00%
Emma Lloyd Catlett Irrevocable Trust(3)	Fixed Income Fund (Class C)	50.00%
Evan Henry Catlett Irrevocable Trust(3)	Fixed Income Fund ( Class A)	50.00%
Emma Lloyd Catlett Irrevocable Trust(3)	Fixed Income Fund (Class A)	50.00%

FAMCO(1)	Value Fund (Class I)	98.33%
Evan Henry Catlett Irrevocable Trust(3)	Value Fund (Class A)	50.00%
Emma Lloyd Catlett Irrevocable Trust(3)	Value Fund (Class A)	50.00%
Evan Henry Catlett Irrevocable Trust(3)	Value Fund (Class C)	50.00%
Emma Lloyd Catlett Irrevocable Trust(3)	Value Fund (Class C)	50.00%

FAMCO(1)	Informed Investor Growth Fund (Class I)	85.58%%
Charles Schwab(2)	Informed Investor Growth Fund (Class I)	7.20%
Evan Henry Catlett Irrevocable Trust(3)	Informed Investor Growth Fund (Class A)	50.00%
Emma Lloyd Catlett Irrevocable Trust(3)	Informed Investor Growth Fund (Class A)	50.00%
Pershing LLC (6)	Informed Investor Growth Fund (Class C)	15.85%
Pershing LLC(6)	Informed Investor Growth Fund (Class C)	39.63%
Pershing LLC(6)	Informed Investor Growth Fund (Class C)	32.73%
Pershing LLC(6)	Informed Investor Growth Fund (Class C)	10.40%

(1)	First Farmers & Merchants Bank, P.O. Box 1148, Columbia, TN 38402, is holding for the benefit of its customers.
(2)	Charles Schwab & Co., 101 Montgomery St., San Francisco, CA 94102, is holding for the benefit of its customers.

(3)	Address for each of Henry Evan Catlett Irrevocable Trust and Emma Lloyd Catlett Irrevocable Trust is 2506 Windord Ave., Nashville, TN.
(4)	Stifel Nicolaus & Co., 501 North Broadway, St. Louis, MO 63102, is holding for the benefit of its customers.
(5)	HUBCO, 250 Riverside Parkway E, Birmingham, AL.
(6)	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, is holding for the benefit of its customers.

LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each bond, note or contract, or other undertaking entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument (the document that governs the operation of the Trust) provides that the shareholder, if held to be personally liable solely by reason of being or having seen a shareholder of a Fund, shall be entitled out of the assets of such Fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations. It is believed that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust or its shareholders for any act, omission or obligation of the Trust or any Trustee. In addition, the Trust Instrument provides that the Trustees shall not be liable for any act, omission or any conduct whatsoever in his capacity as a Trustee, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

CODE OF ETHICS

The Trust, the Advisers, the Sub-advisers and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Funds and personnel of the Funds, the Adviser, the Sub-advisers and the Distributor. The codes of ethics permit such personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics require all covered persons to conduct their personal securities transactions in a manner which do not operate adversely to the interests of the Funds or other clients. Copies of the codes of ethics have been filed with the SEC as exhibits to the Trust's registration statement, which is available on the SEC's website at http://www.sec.gov. The Trust's code of ethics is available free of charge upon request by calling (888) 263-5593 or writing:

MONTEAGLE FUNDS
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA  19090

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of Fund holdings and prevent the selective disclosure of nonpublic information about Fund portfolio holdings. The Trust publicly discloses holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Portfolio information is provided to the Funds' service providers and others who generally need access to such information as needed in the performance of their contractual duties and responsibilities, such as the Funds' custodian (daily), fund accountants (daily), investment adviser and Sub-advisers (daily), independent registered public accounting firm (annually), attorneys (quarterly), officers (daily) and Trustees (quarterly) and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust's executive officers or the Adviser, Sub-advisers or Administrator may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the Funds' website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services, such as Standard & Poor's, Morningstar, or Lipper, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the Funds by these services, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required as discussed above. These services are prohibited from trading on the information they receive and are expected to prevent the distribution of portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds before the portfolio holdings or results of the analysis become public information. Neither the Adviser nor the Trust receives any compensation for disclosure of portfolio holdings.

The Adviser or Sub-advisers of the Funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities that may be purchased for the Funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

The Board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The Board oversees the monitoring of these policies by authorizing the Chief Compliance Officer to audit the policies and procedures and approve any exception to the policies that is deemed to be in the best interest of the Funds' shareholders. The Chief Compliance Officer shall report to the Board annually to discuss the information, who gets the information and whether any violations have occurred. The Board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter, conflict, waiver or exception to the policies and procedures will be reported to the Board, and the Board and/or Chief Compliance Officer shall address and resolve the matter.

PROXY VOTING PROCEDURES

The Trust has adopted policies and procedures to be used in connection with voting proxies relating to portfolio securities. The policies and procedures provide instructions to the Adviser on how to vote when specified matters are presented for shareholder vote. If there is a conflict between the interest of the Adviser and Fund shareholders that is not covered by the list of specified matters, then the Board of Trustees or a designated disinterested Trustee must be contacted for a decision on how to vote on the matter. A copy of the Trust's Proxy Voting Procedures is attached as Appendix D. Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available, without charge, by calling (888) 263-5593 or on the SEC's website at http://www.sec.gov.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by the copy of such contract or other documents filed as exhibits to the registration statement.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended August 31, 2011, included in the Annual Report to shareholders of the Trust, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes to financial statements and report of independent registered public accounting firm.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS) AND PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

AAA
Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA	Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA	Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD AND POOR'S

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C
An obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE	PLUS (+) OR MINUS (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

FITCH RATINGS

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

SHORT TERM RATINGS

MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME	Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

F1
Obligations assigned this rating are considered to have the highest credit quality. This rating indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Obligations assigned this rating are considered to have good credit quality. This rating indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Obligations assigned this rating are considered to have fair credit quality. This rating indicates an adequate capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Obligations assigned this rating are considered speculative. This rating indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
Obligations assigned this rating are considered to have a high default risk. This rating indicates that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Obligations assigned this rating are in actual or imminent payment default.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

A.
The following table shows the dollar amount of advisory fees accrued by each Fund, the amount of that fee waived by the Adviser, if any, and the actual fees retained by Parkway Advisors and Nashville Capital during the past three fiscal years.

MONTEAGLE FIXED INCOME FUND	NASHVILLE CAPITAL ADVISORY FEE ACCRUED	NASHVILLE CAPITAL ADVISORY FEE WAIVED	NASHVILLE CAPITAL ADVISORY FEE RETAINED
Year Ended August 31, 2011	$305,794	$0	$305,794
Year Ended August 31, 2010	$363,004	$0	$363,004
Year Ended August 31, 2009	$314,379	$0	$314,379

MONTEAGLE QUALITY GROWTH FUND(1)	PARKWAY ADVISORS ADVISORY FEE ACCRUED	PARKWAY ADVISORS ADVISORY FEE WAIVED	PARKWAY ADVISORS ADVISORY FEE RETAINED
Year Ended August 31, 2011	N/A	N/A	N/A
Year Ended August 31, 2010	N/A	N/A	N/A
Period From September 1, 2008 to April 30, 2009	$79,273	$0	$79,273

MONTEAGLE QUALITY GROWTH FUND(1)	NASHVILLE CAPITAL ADVISORY FEE ACCRUED	NASHVILLE CAPITAL ADVISORY FEE WAIVED	NASHVILLE CAPITAL ADVISORY FEE RETAINED
Year Ended August 31, 2011	$295,630	$0	$295,630
Year Ended August 31, 2010	$270,005	$0	$270,005
Period From May 1, 2009 to August 31, 2009	$42,178	$0	$42,178

MONTEAGLE SELECT VALUE FUND(2)	PARKWAY ADVISORS ADVISORY FEE ACCRUED	PARKWAY ADVISORS ADVISORY FEE WAIVED	PARKWAY ADVISORS ADVISORY FEE RETAINED
Year Ended August 31, 2011	N/A	N/A	N/A
Year Ended August 31, 2010	N/A	N/A	N/A
Period From September 1, 2008 to April 30, 2009	$60,994	$0	$60,994

MONTEAGLE SELECT VALUE FUND(2)	NASHVILLE CAPITAL ADVISORY FEE ACCRUED	NASHVILLE CAPITAL ADVISORY FEE WAIVED	NASHVILLE CAPITAL ADVISORY FEE RETAINED
Year Ended August 31, 2011	$121,052	$0	$121,052
Year Ended August 31, 2010	$107,439	$0	$107,439
Period From May 1, 2009 to August 31, 2009	$31,039	$0	$31,039

MONTEAGLE VALUE FUND	NASHVILLE CAPITAL ADVISORY FEE ACCRUED	NASHVILLE CAPITAL ADVISORY FEE WAIVED	NASHVILLE CAPITAL ADVISORY FEE RETAINED
Year Ended August 31, 2011	$186,933	$0	$186,933
Year Ended August 31, 2010	$197,549	$0	$197,549
Year Ended August 31, 2009	$149,743	$0	$149,743

MONTEAGLE INFORMED INVESTOR GROWTH FUND	NASHVILLE CAPITAL ADVISORY FEE ACCRUED	NASHVILLE CAPITAL ADVISORY FEE WAIVED	NASHVILLE CAPITAL ADVISORY FEE RETAINED
Year Ended August 31, 2011	$245,782	$0	$245,782
Year Ended August 31, 2010	$333,415	$0	$333,415
Year Ended August 31, 2009	$162,423	$0	$162,423

(1)	Parkway Advisors was replaced by Nashville Capital as the Adviser to the Monteagle Quality Growth Fund effective May 1, 2009.
(2)	Parkway Advisors was replaced by Nashville Capital as the Adviser to the Monteagle Select Value Fund effective May 1, 2009.

B.	The following table shows the aggregate dollar amount of fees paid to the Sub-adviser with respect to each Fund.

MONTEAGLE FIXED INCOME FUND	AGGREGATE DOLLAR AMOUNT PAID
Year Ended August 31, 2011	$91,711
Year Ended August 31, 2010	$99,076
Year Ended August 31, 2009	$93,935

MONTEAGLE QUALITY GROWTH FUND(1)	AGGREGATE DOLLAR AMOUNT PAID
Year Ended August 31, 2011	$73,993
Year Ended August 31, 2010	$42,733
Year Ended August 31, 2009	$26,923

MONTEAGLE SELECT VALUE FUND(2)	AGGREGATE DOLLAR AMOUNT PAID
Year Ended August 31, 2011	$50,464
Year Ended August 31, 2010	$44,722
Period From May 1, 2009 to August 31, 2009	$12,929
Period From September 1, 2008 to April 30, 2009 (no Sub-adviser during this period)	$ 0

MONTEAGLE VALUE FUND	AGGREGATE DOLLAR AMOUNT PAID
Year Ended August 31, 2011	$93,465
Year Ended August 31, 2010	$91,242
Year Ended August 31, 2009	$74,876

MONTEAGLE INFORMED INVESTOR GROWTH FUND	AGGREGATE DOLLAR AMOUNT PAID
Year Ended August 31, 2011	$133,213
Year Ended August 31, 2010	$169030
Year Ended August 31, 2009	$88,042

(1)	Parkway Advisors was replaced by Nashville Capital as the Adviser to the Monteagle Quality Growth Fund effective May 1, 2009.
(2)	Parkway Advisors was replaced by Nashville Capital as the Adviser to the Monteagle Select Value Fund effective May 1, 2009. Parkway Advisors became the Sub-adviser as of the same date.

TABLE 2 - BROKERAGE COMMISSIONS PAID

The following table shows the aggregate brokerage commissions with respect to each Fund. The data is for the past three fiscal years.

MONTEAGLE FIXED INCOME FUND(1)	AGGREGATE COMMISSIONS PAID
Year Ended August 31, 2011	$ 0
Year Ended August 31, 2010	$ 0
Year Ended August 31, 2009	$ 0

MONTEAGLE QUALITY GROWTH FUND(2)	AGGREGATE COMMISSIONS PAID
Year Ended August 31, 2011	$15,852
Year Ended August 31, 2010	$17,303
Year Ended August 31, 2009	$ 9,537

MONTEAGLE SELECT VALUE FUND(3)*	AGGREGATE COMMISSIONS PAID
Year Ended August 21, 2011	$6,162
Year Ended August 31, 2010	$ 240
Year Ended August 31, 2009	$ 8,987

MONTEAGLE VALUE FUND	AGGREGATE COMMISSIONS PAID
Year Ended August 31, 2011	$7,086
Year Ended August 31, 2010	$ 12,601
Year Ended August 31, 2009	$ 3,524

MONTEAGLE INFORMED INVESTOR GROWTH* FUND	AGGREGATE COMMISSIONS PAID
Year Ended August 31, 2011	$229,881
Year Ended August 31, 2010	$420,676
Period Ended August 31, 2009	$502,919

*
The reason for the difference in brokerage commissions paid for the Select Value Fund in 2010 and 2011 was that the Fund’s Sub-Adviser sold a greater number of securities from the Fund’s portfolio, thus incurring greater brokerage costs, during the fiscal year ended 2011 due to securities no longer meeting the target criteria.   The reason for the difference in brokerage commissions paid for the Informed Investor Grown Fund in 2009 and 2010 as compared to 2011 was a function of the Fund’s Sub-Adviser being able to reduce the per trade commission rates paid by the Fund, thus reducing the overall brokerage commissions on trades.

APPENDIX C - PERFORMANCE DATA

The average annual total returns of each Fund for periods ended August 31, 2011 are as follows:

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION

Monteagle Value Fund	16.95%	1.69%	4.79%	N/A

Monteagle Fixed Income Fund	2.97%	5.29%	4.33%	N/A

Monteagle Quality Growth Fund	22.02%	2.43%	1.41%	N/A

Monteagle Select Value Fund	15.99%	(2.53)%	2.54%	N/A

Monteagle Informed Investor Growth Fund	15.35%	N/A	N/A	10.97%

*	All returns are for Class I Shares.

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APPENDIX D - PROXY VOTING PROCEDURES

PROXY VOTING PROCEDURES

The Board of Trustees of Monteagle Funds (the "Trust") notes the January 31, 2003 Securities and Exchange Commission ("SEC") releases adopting various rules - including, among others, Investment Trust Act of 1940 Rule 30b1-4 and Investment Adviser Act of 1940 Rule 206(4)-6. These procedures have been adopted in light of those releases. It is the intent of the Board that the Trust's procedures be consistent with those of the Trust's investment adviser to avoid unnecessary expenses.

A.	GUIDELINES

It is the policy of the Trust to vote proxies for all accounts for which it has voting authority in a manner in which the Trust believes to be in the best interests of its clients and Plan participants. The Trust recognizes that in many instances the interests of corporate management may not be consistent with what the Trust views to be in the best interests of the Plan participant. Therefore, the Trust has adopted the following general procedures:

1.
CONFIDENTIAL VOTING AND SHAREHOLDER ACTIONS: The Trust believes that the proxy voting systems should provide access to both management and shareholders. As such, the Trust would tend to vote in favor of shareholder resolutions requesting that corporations adopt policies that comprise both confidential voting and the use of independent inspectors of elections.

The Trust would also generally oppose any measures that would restrict the right of shareholders to act by written consent or to call a special meeting of the shareholders.

2.
POISON PILLS AND GOLDEN PARACHUTES: The Trust believes that the shareholders of a corporation should have the right to vote upon decisions in which there is a real or potential conflict between the interests of shareholders and those of management.

Thus, the Trust will vote in favor of shareholder proposals requesting that a corporation submit a "poison pill" for shareholder ratification. We will examine, on a case-by-case basis, shareholder proposals to redeem a "poison pill" and management proposals to ratify a "poison pill". The Trust will also vote in favor of proposals that "golden parachute" proposals be submitted for shareholder approval.

3.
ELECTION OF DIRECTORS: The Trust believes that one of the primary rights of a shareholder is the right to vote for the election of directors. We feel that all members of the board of directors should stand for election each year, and will, therefore, vote against a classified or "staggered" board.

4.	VOTING RIGHTS: The Trust believes that each shareholder should have equal voting rights. The Trust will vote against dual class voting and other unequal voting structures.

5.
FAIR PRICE AMENDMENTS: The Trust believes that "fair price amendments" can protect shareholders from coercive and discriminatory tender offers. The Trust will generally vote in favor of fair price provisions and in favor of other measures which we feel will protect shareholders from coercive takeover bids which do not provide for fair and equal treatment of all shareholders.

6.	TARGET SHARE PAYMENTS: The Trust believes that shareholders should have the right to vote on the placement of blocks of a corporation's stock in the hands of persons friendly to management.

The Trust will vote in favor of shareholder proposals which request that corporations first obtain shareholder authorization before issuing any significant amount of voting stock (whether common or preferred), rights, warrants or securities convertible into voting stock to any person or group. We believe that shareholders should have the right to vote on placements that could enable management of a corporation to defeat a tender offer that may be in the best interests of shareholders.

7.	TENDER OFFERS: The Trust will consider tender offers on a case-by-case basis.

B.	CONFLICTS

The Trust recognizes that proxy proposals may present a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter, or other service providers or certain other affiliates. Therefore, the Trust has adopted the following conflict procedures:

1.	IDENTIFYING CONFLICTS: The person assigned responsibility for voting proxies shall, when reviewing proxy materials, identify conflicts of interest including, for example:

a.
when the adviser (or its affiliate) is or is seeking to manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies or;

b.	has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

2.
DATA FOR IDENTIFYING CONFLICTS: The person assigned responsibility for voting proxies shall advise Trust management (or the fund's investment adviser) of companies soliciting proxies, and management shall advise if there are any known conflicts - including, in particular, the conflicts listed as example in the preceding paragraph.

3.
DISCLOSE CONFLICTS: If a conflict is identified, the person assigned to vote proxies shall notify Trust management as soon as possible so that a voting decision may be made, voting on the proxy proposal in a timely manner.

4.
VOTING DECISIONS IN CONFLICT SITUATIONS: If the matter to be voted on is covered by Part A of these procedures, the proxy shall be voted in accordance with Part A. If the matter is not specifically addressed by Part A and there is a conflict, management of the Trust shall contact the Board of Trustees or the Board's designated representative for voting instructions.

5.
RECORD OF VOTING INSTRUCTIONS: Trust management shall record and the person responsible for voting proxies shall maintain records reflecting client voting instructions on matters where there are conflicts.

C.	VOTING RECORDS

The Trust recognizes obligations to maintain records as required by Rule 30b1-4 under the Investment Trust Act of 1940 and not the investment adviser's obligations under Rule 206(4)-6 and 204-2(c)(2) under the Investment Advisers Act of 1940. Therefore, the Trust has adopted the following record keeping procedure:

1.
PERSON RESPONSIBLE: The person assigned responsibility for voting proxies or, if that person is an outside service provider, the person in the Trust's legal or compliance department responsible for maintaining compliance records shall prepare and maintain the files/records required by these procedures.

2.	POLICIES AND PROCEDURES: A copy of all proxy voting procedures adopted by the Trust shall be maintained in an appropriately labeled file for the term required by regulatory authorities.

3.
PROXY STATEMENTS: A record of all proxy statements with respect to securities held in Trust (or client) portfolios shall be maintained in the form of an EXCEL (or similar) spreadsheet. Hard copies of the proxy statements shall not be maintained in Trust files; instead, the Trust shall rely on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system.

4.
PROXY VOTING RECORD: The person responsible for voting proxies shall maintain a record detailing for each Fund (or for each client) in the form of an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the Fund (or client) is entitled to vote:

a.	The name of the issuer of the portfolio security;

b.	The exchange ticker symbol of the portfolio security;

c.	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

d.	The shareholder meeting date;

e.	A brief identification of the matter voted on;

f.	Whether the matter was proposed by the issuer or by a security holder;

g.	Whether the registrant cast its vote on the matter;

h.	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

i.	Whether the registrant cast its vote for or against management.

5.
MEMORANDA: In addition to the record required by Part B.5. of these procedures, the person assigned responsibility for voting proxies shall maintain a copy of documents created by Trust (or the adviser) personnel that were material to the voting decision.

6.
REQUEST FOR DATA: A copy of each written request for a Fund's voting record and a copy of each written response, if more than a copy of a formatted voting record, shall be maintained. [The Trust shall consider whether the person requesting the voting record is a shareholder of record. If the person is not a shareholder of record, that person shall be referred to the SEC's EDGAR system.] The report shall be mailed within three days of receipt of a request.

D.	REGULATORY REPORTING OF PROXY VOTES

The Trust recognizes that it is required by Rule 30b1-4 under the Investment Trust Act of 1940 to file Form N-PX, Annual Report of Proxy Record of Registered Management Investment Trust, with the SEC not later than August 31st of each year; and that the Form is to contain the Trust's proxy voting record, separately for each Fund (or series), for the most recent twelve-month period ended June 30. Therefore, the Trust has adopted the following procedures:

1.	FORM PREPARATION: Legal, Compliance or Service Provider personnel shall prepare Form N-PX, incorporating the spreadsheet prepared as required by Part C.4., prior to July 31st.

2.	REVIEW - EXECUTION: Trust management or Disclosure Committee shall review, execute and instruct filing of the report on Form N-XP prior to July 31st.

E.	DISCLOSURE OF POLICIES AND PROCEDURES FOR VOTING PROXIES

The Trust recognizes that is required to disclosure the Proxy Voting Procedures and related information in its Registration Statement on Form N-1A, Item 13(f) and Item 22(b)(7) and (8) and (c)(5) and (6). The Trust also notes the investment adviser's obligation to disclose its proxy voting procedures. Therefore, the Trust has adopted the following procedures:

1.	FORM N-1A: These procedures shall be included in the Trust's Statement of Additional Information ("SAI") in their entirety (attached as an exhibit) and related disclosures shall be added to the SAI.

2.
ADVISER'S DISCLOSURES: In connection with establishing these procedures the Board of Trustees has considered the investment adviser's proxy voting procedures and does, hereby, acknowledge disclosure by the investment adviser. It is understood that investment adviser designate personnel (or a designated outside service provider retained by the investment adviser) who are (or is) the person responsible for voting proxies. Accordingly, the investment adviser is directly and/or indirectly responsible for implementation, operation and disclosure under these procedures.

F.	SUPERVISION - OVERSIGHT

The Trust's Officers shall monitor the voting of proxies, SEC reporting concerning proxy voting, and disclosures with respect to proxy voting under these procedures; and shall report to the Board of Trustees at each quarterly meeting with respect to proxy voting under these procedures.

Adopted: February 18, 2003
Amended: February 2, 2007

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